UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

June 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 20, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2009. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the US Government, its agencies or instrumentalities, and repurchase agreements pertaining to US Government securities. The Fund may also invest up to 35% of its total assets in other fixed-income securities, including those issued by non-governmental issuers in the US and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 3-4 and “Note F—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 48-50.

Investment Results

The table on page 5 provides performance data for the Fund and the benchmark, the Barclays Capital (formerly Lehman Brothers) US Aggregate Index,

for the six- and 12-month periods ended June 30, 2009.

The Fund outperformed the benchmark for the six-month period ended June 30, 2009. Non-benchmark exposure to high-yield corporates, bank loan debt and emerging market debt as well as an overweight in commercial mortgage-backed securities (CMBS) contributed positively as credit markets rebounded sharply. The Fund’s non-US currency exposure and use of leverage also added to its outperformance for the reporting period.

Conversely, the Fund underperformed the benchmark for the 12-month period ended June 30, 2009. The Fund’s performance relative to the benchmark was almost the reverse for the 12-month period due to the negative impact of the financial crisis in late 2008. The Fund’s exposure to high-yield corporates and bank loan debt, as well as exposure to emerging market debt and an overweight in CMBS detracted from relative performance. The Fund’s non-US currency exposure also detracted from performance. Finally, the Fund’s leverage detracted from performance for the 12-month period.

Market Review and Investment Strategy

Global fixed-income markets continued to face challenges into early 2009 as asset prices in many markets continued falling and policymakers scrambled to combat the severe global economic slowdown. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in

ALLIANCEBERNSTEIN INCOME FUND •	1

a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. More recently, indicators pointed toward some recovery in consumer and business confidence and a global rebound in industrial production. The dramatic recovery in capital markets in the second quarter suggested that massive government efforts to thaw the credit markets and revive economic growth had started to take effect.

There are also signs that the troubled financial sector may be slowly recovering. Following severe losses in the fourth quarter of 2008, earnings at many large banks rebounded in the first quarter of 2009, helped by increased capital-markets activity and a higher volume of mortgage refinancings in the US. Most important, banks have increasingly been able to raise capital without government support. In the US, several institutions—including Goldman Sachs, JPMorgan Chase and Morgan Stanley—have repaid funding from the Treasury Department’s Troubled Asset Relief Program (TARP). In the UK, Lloyds Banking Group recently bought back the government’s holdings of its preference shares, although the government still retains a sizable stake in the bank.

For the semi-annual period ended June 30, 2009, Treasuries were the only fixed-income sector in negative territory, returning -4.30% as investor risk aversion and the demand for safety eased. Outperforming fixed-income sectors for the period included high-yield corporate debt at 30.43%, CMBS at 10.36% and investment-grade corporates at 8.32%, all of which rebounded strongly from poor returns in 2008. With improving economic data and market sentiment, credit spreads tightened significantly. US dollar-denominated emerging market debt, which proved more resilient during the financial crisis, returned 14.56%, while local emerging market debt, unhedged to the US dollar, returned 8.28%.

While markets have responded to signs of economic stability and hopes for eventual recovery, great uncertainties still remain. While risk aversion has receded considerably from the peaks of late 2008, it remains well above the historical average, creating opportunities for active managers. Risk premiums across the capital markets are at multiples of their historical norms. In the fixed-income markets, wide yield spreads continue to compensate investors generously as they wait for recovery. The Fund’s management team (the “Team”) believes that, while Fund performance tracked the indices lower as the credit crisis deepened, the Fund is well positioned as markets recover, as evidenced by its very strong recent performance. The Team believes that investors are likely to be well rewarded for remaining calm and disciplined in the face of continued uncertainties and for taking a long-term approach to asset allocation.

2	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 59.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund may continue to utilize leverage through other investment techniques or reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 200% with respect to borrowings.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

(Historical Performance continued on the next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	8.75%	1.78%

Barclays Capital† US Aggregate Index	1.90%	6.05%

The Fund’s Market Price per share on June 30, 2009, was $7.71. The Fund’s Net Asset Value Price per share on June 30, 2009, was $7.87. For additional Financial Highlights, please see page 53.
† Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

June 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,909.3

*	All data are as of June 30, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.2% or less in the following countries: Argentina, Austria, Bermuda, Canada, El Salvador, France, Germany, Greece, Netherlands, Peru, Poland, South Africa, Switzerland and Venezuela.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2009 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 79.8%
Brazil – 2.8%
Republic of Brazil 10.25%, 1/10/28	BRL	20,818	$10,464,777
12.50%, 1/05/16-1/05/22		76,429	43,059,831

			53,524,608

Hungary – 1.2%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	3,143,840	13,702,454
Series 15/A 8.00%, 2/12/15		1,912,350	9,071,173

			22,773,627

United States – 75.8%
U.S. Treasury Bonds 3.125%, 5/15/19(a)	US$	225,000	217,617,750
5.375%, 2/15/31		1,961	2,250,859
6.625%, 2/15/27		73,570	94,847,842
8.00%, 11/15/21		9,117	12,578,340
11.25%, 2/15/15(a)		101,000	145,574,128
12.50%, 8/15/14		6,770	6,868,781
U.S. Treasury Notes 0.875%, 5/31/11(a)		220,000	219,210,200
1.375%, 4/15/12(a)		156,858	156,282,017
1.75%, 3/31/14		50,000	48,359,400
1.875%, 4/30/14(a)		27,000	26,200,530
4.00%, 3/15/10(a)		55,000	56,385,725
4.125%, 8/15/10-5/15/15		22,639	23,559,713
4.375%, 8/15/12		700	757,532
4.50%, 2/15/16		598	648,503
4.625%, 7/31/12(a)		81,000	88,182,432
4.875%, 8/15/16(a)		49,000	54,171,803
5.125%, 5/15/16		3,000	3,364,686
U.S. Treasury STRIPS Zero Coupon, 5/15/17(a)(b)		259,750	195,627,336
Zero Coupon, 11/15/21(c)		164,379	95,335,420

			1,447,822,997

Total Governments - Treasuries (cost $1,443,565,462)			1,524,121,232

MORTGAGE PASS-THRU’S – 18.7%
Agency Fixed Rate 30-Year – 10.7%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		53,259	55,689,696
Series 2007 7.00%, 2/01/37		14,740	15,877,571

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 1998 8.00%, 6/01/28	US$	68	$74,143
Series 1999 7.50%, 11/01/29		88	96,105
Series 2006 6.00%, 11/01/36		40,419	42,340,045
6.50%, 8/01/36-11/01/36		29,020	30,956,634
Series 2007 6.00%, 3/01/37		15,504	16,240,856
6.50%, 8/01/37		39,977	42,632,138
Government National Mortgage Association Series 1999 6.50%, 2/15/29		72	77,923

			203,985,111

Agency ARMS – 8.0%
Federal Home Loan Mortgage Corp. Series 2007 5.656%, 1/01/37(d)		31,560	33,000,545
5.802%, 2/01/37(d)		19,323	20,240,917
5.827%, 3/01/37(d)		19,867	20,829,611
5.974%, 2/01/37(d)		23,455	24,589,983
6.072%, 3/01/37(d)		12,263	12,874,298
Federal National Mortgage Association Series 2006 5.816%, 11/01/36(d)		15,896	16,694,823
Series 2007 5.882%, 3/01/37(d)		23,045	24,218,523

			152,448,700

Total Mortgage Pass-Thru’s (cost $344,357,655)			356,433,811

CORPORATES - INVESTMENT GRADES – 11.5%
Financial Institutions – 5.7%
Banking – 4.2%
American Express Co. 7.25%, 5/20/14		7,495	7,753,083
Bank of America Corp. 7.625%, 6/01/19		9,500	9,542,380
Barclays Bank PLC 4.75%, 3/29/49(e)	EUR	10,000	6,382,964
8.55%, 6/15/11(e)(f)	US$	638	427,460
The Bear Stearns Co., Inc. 5.55%, 1/22/17		14,000	12,974,556
Citigroup, Inc. 8.50%, 5/22/19		9,100	9,256,875

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase & Co. 7.00%, 6/28/17(f)	RUB	46,000	$655,517
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	US$	5,100	4,386,005
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	481,331
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		13,500	11,579,571
6.05%, 5/16/16		2,678	2,397,873
Morgan Stanley 10.09%, 5/03/17(f)	BRL	11,615	4,801,301
National Australia Bank Ltd. Series G 5.50%, 5/20/15	EUR	50	73,446
Rabobank Nederland 11.00%, 6/30/19(e)(f)	US$	345	383,813
UBS Preferred Funding Trust I 8.622%, 10/01/10(e)		3,760	2,677,515
VTB Capital SA 6.609%, 10/31/12(f)		700	658,000
6.875%, 5/29/18(f)		2,716	2,457,980
Wachovia Bank NA 4.875%, 2/01/15		3,841	3,667,732

			80,557,402

Finance – 0.7%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	198	317,926
SLM Corp. 5.05%, 11/14/14	US$	3,610	2,793,057
Series A 5.375%, 5/15/14		11,385	9,150,238

			12,261,221

Insurance – 0.8%
American International Group, Inc. 4.25%, 5/15/13		4,480	2,595,080
AMP Group Finance Services Ltd. 7.125%, 8/06/19(e)	GBP	50	81,702
AMP UK Finance Services PLC 6.375%, 11/17/10		110	183,495
Principal Financial Group, Inc. 7.875%, 5/15/14	US$	3,665	3,861,045
Prudential Financial, Inc. 6.20%, 1/15/15		8,765	8,568,576
7.375%, 6/15/19		575	564,552

			15,854,450

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(f)	US$	350	$325,857
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	10,226	291,997

			617,854

			109,290,927

Industrial – 3.7%
Basic – 2.0%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	US$	7,500	7,556,250
GTL Trade Finance, Inc. 7.25%, 10/20/17(f)		2,536	2,396,520
Rio Tinto Finance USA Ltd. 8.95%, 5/01/14		7,280	8,089,871
Southern Copper Corp. 7.50%, 7/27/35		5,107	4,617,091
Union Carbide Corp. 7.75%, 10/01/96		1,785	1,099,153
Usiminas Commercial Ltd. 7.25%, 1/18/18(f)		4,263	4,294,972
Vale Overseas Ltd. 6.875%, 11/21/36		10,673	10,134,067

			38,187,924

Capital Goods – 0.1%
Legrand France SA 8.50%, 2/15/25		10	8,613
Tyco International Finance SA 6.00%, 11/15/13		140	142,355
8.50%, 1/15/19		1,850	2,051,243

			2,202,211

Communications - Media – 0.4%
BSKYB Finance UK PLC 5.625%, 10/15/15(f)		350	344,600
CBS Corp. 8.20%, 5/15/14		3,700	3,794,195
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		3,005	3,172,967

			7,311,762

Communications - Telecommunications – 0.3%
AT&T Corp. 8.00%, 11/15/31		1,000	1,154,181
Embarq Corp. 7.082%, 6/01/16		1,277	1,247,108
Qwest Corp. 7.625%, 6/15/15		700	658,000

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telekom Finanzmanagement 5.00%, 7/22/13	EUR	1,112	$1,603,959

			4,663,248

Consumer Non-Cyclical – 0.1%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(f)	US$	1,000	987,396
Whirlpool Corp. 8.60%, 5/01/14		520	543,400

			1,530,796

Energy – 0.6%
TNK-BP Finance SA 7.50%, 7/18/16(f)		5,353	4,657,110
Valero Energy Corp. 9.375%, 3/15/19		2,410	2,745,024
Weatherford International Ltd. 5.15%, 3/15/13		1,595	1,590,792
6.00%, 3/15/18		730	716,866
9.625%, 3/01/19		1,560	1,835,195

			11,544,987

Transportation - Airlines – 0.2%
Qantas Airways Ltd. 6.05%, 4/15/16(f)		5,000	4,516,765

Transportation - Railroads – 0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		11	10,932

			69,968,625

Non Corporate Sectors – 1.8%
Agencies - Not Government Guaranteed – 1.8%
Gaz Capital SA 6.212%, 11/22/16(f)		12,232	10,274,880
6.51%, 3/07/22(f)		14,249	10,579,883
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(f)		7,606	6,427,070
7.70%, 8/07/13(f)		7,416	7,160,148

			34,441,981

Utility – 0.3%
Natural Gas – 0.3%
Sempra Energy 6.50%, 6/01/16		5,700	5,949,905

Total Corporates - Investment Grades (cost $222,710,498)			219,651,438

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 6.0%
Brazil – 0.1%
Unibanco Grand Cayman 8.70%, 2/11/10(f)	BRL	5,253	$2,561,991

United States – 5.9%
U.S. Treasury Notes 2.00%, 4/15/12 (TIPS)	US$	26,579	27,334,827
2.125%, 1/15/19 (TIPS)(a)		36,500	37,697,638
2.375%, 4/15/11 (TIPS)(a)		45,988	47,353,512

			112,385,977

Total Inflation-Linked Securities (cost $110,422,638)			114,947,968

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.9%
Non-Agency Fixed Rate CMBS – 5.9%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		3,919	2,750,911
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class A4 5.537%, 10/12/41		9,100	7,730,334
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49		150	137,202
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		4,830	3,521,363
Series 2007-C9, Class A4 6.01%, 12/10/49		5,030	3,997,649
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38		15,915	11,615,921
Series 2006-C4, Class A3 5.467%, 9/15/39		11,700	8,186,904
Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	6,365,349
Series 2006-C5, Class A3 5.311%, 12/15/39		13,000	8,909,884
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		2,662	2,356,256
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39		3,088	2,899,381

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43	US$	15,890	$12,497,857
Series 2006-CB15, Class AM 5.855%, 6/12/43		1,651	829,251
Series 2006-CB17, Class A4 5.429%, 12/12/43		21,106	17,062,707
Series 2007-C1, Class A4 5.716%, 2/15/51		5,224	3,440,082
Series 2007-CB18, Class A4 5.44%, 6/12/47		155	116,716
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,000	3,965,710
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,000	4,493,717
Series 2007-9, Class A4 5.70%, 9/12/49		5,220	3,600,431
Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, 8/13/42		7,800	6,663,798
Series 2007-IQ15, Class A4 6.076%, 6/11/49		2,306	1,736,497
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		100	79,940

			112,957,860

Non-Agency Floating Rate CMBS – 0.0%
Eclipse PLC Series 2007-1X, Class B 1.725%, 1/25/20(d)(f)	GBP	59	38,176

Total Commercial Mortgage-Backed Securities (cost $146,903,482)			112,996,036

AGENCIES – 4.9%
Agency Debentures – 4.9%
Federal National Mortgage Association 5.375%, 6/12/17	US$	59,222	66,074,163
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12		8,600	8,900,132
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11		8,600	8,896,287

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley – FDIC Insured 3.25%, 12/01/11	US$	8,600	$8,921,502

Total Agencies (cost $87,657,518)			92,792,084

CORPORATES - NON-INVESTMENT GRADES – 4.8%
Industrial – 3.4%
Basic – 0.5%
Evraz Group SA 8.25%, 11/10/15(f)		489	386,310
Georgia Gulf Corp. 10.75%, 10/15/16(g)		250	25,000
Quality Distribution LLC 9.00%, 11/15/10		1,875	993,750
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(f)		230	186,300
United States Steel Corp. 6.05%, 6/01/17		965	823,043
Vedanta Resources PLC 8.75%, 1/15/14(f)		7,226	6,575,660

			8,990,063

Capital Goods – 0.3%
AMH Holdings, Inc. 11.25%, 3/01/14		13,045	5,739,800
Berry Plastics Holding Corp. 10.25%, 3/01/16		150	107,250

			5,847,050

Communications - Media – 0.2%
CCH I LLC 11.00%, 10/01/15(g)		4,009	481,080
11.75%, 5/15/14(g)(h)		11,000	68,750
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	53,900
Gallery Capital SA 10.125%, 5/15/13(f)(g)		3,315	497,250
Paxson Communications Corp. 8.38%, 1/15/13(d)(f)(i)		7,081	70,807
Rainbow National Services LLC 10.375%, 9/01/14(f)		1,750	1,813,437
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(g)		3	154
Series A-2 6.875%, 1/15/13(g)		6	307
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,650	1,216,875

			4,202,560

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.2%
Centennial Communications Corp. 10.00%, 1/01/13	US$	1,700	$1,793,500
Cricket Communications, Inc. 7.75%, 5/15/16(f)		670	639,850
Digicel Ltd. 9.25%, 9/01/12(f)		5,465	5,301,050
Inmarsat Finance PLC 10.375%, 11/15/12(j)		6,475	6,701,625
Intelsat Bermuda Ltd. 11.25%, 6/15/16		3,300	3,366,000
Terrestar Networks, Inc. 15.00%, 2/15/14(f)(i)		3,014	994,497
Vip Finance (Vimpelcom) 8.375%, 4/30/13(f)		3,985	3,690,907

			22,487,429

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 7.00%, 10/01/13		2,350	1,889,475

Consumer Cyclical - Other – 0.1%
Broder Brothers Co. 12.00%, 10/15/13(i)(k)(l)		489	346,521
12.00%, 10/15/13		49	0
Sheraton Holding Corp. 7.375%, 11/15/15		1,213	1,115,960
Six Flags Operations, Inc. 9.625%, 6/01/14(g)		1,023	143,220
12.25%, 7/15/16(f)(g)		423	293,985
William Lyon Homes, Inc. 10.75%, 4/01/13		2,000	710,000

			2,609,686

Consumer Cyclical - Retailers – 0.3%
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,600	1,272,000
Limited Brands, Inc. 6.90%, 7/15/17		5,593	4,839,668

			6,111,668

Consumer Non-Cyclical – 0.4%
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(f)		4,505	3,878,625
HCA, Inc. 8.50%, 4/15/19(f)		395	388,087
Select Medical Corp. 7.625%, 2/01/15		250	203,125
7.654%, 9/15/15(d)		5,000	3,550,000

			8,019,837

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
Central European Distribution Corp. 8.00%, 7/25/12(f)	EUR	62	$73,970
Noble Group Ltd. 6.625%, 3/17/15(f)	US$	3,560	2,918,559
RBS Global, Inc. and Rexnord Corp. 11.75%, 8/01/16		2,150	1,585,625
Yioula Glassworks SA 9.00%, 12/01/15(f)	EUR	253	124,222

			4,702,376

Services – 0.0%
West Corp. 11.00%, 10/15/16	US$	150	125,250

Technology – 0.0%
Freescale Semiconductor, Inc. 10.125%, 12/15/16		300	102,000

			65,087,394

Financial Institutions – 1.4%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16(e)	EUR	6,790	3,905,392
CenterCredit International 8.625%, 1/30/14(f)	US$	2,297	1,630,870
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)	EUR	3,550	1,593,637
Dexia Credit Local 4.30%, 11/18/15(e)		4,450	2,247,364
HBOS Capital Funding LP 4.939%, 5/23/16(e)		1,202	556,454
HBOS Euro Finance LP 7.627%, 12/09/11(e)		2,336	1,310,822
Kazkommerts International BV 8.50%, 4/16/13(f)	US$	325	204,750
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(e)		1,629	806,355
RS Finance (RSB) 7.50%, 10/07/10(f)		386	337,750

			12,593,394

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(g)		3,605	576,800

Finance – 0.5%
CIT Group, Inc. 5.125%, 9/30/14		2,540	1,497,157
GMAC LLC 6.75%, 12/01/14(f)		6,140	4,819,900

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.875%, 9/15/11(f)	US$	2,507	$2,193,625
8.00%, 11/01/31(f)		2,456	1,719,200

			10,229,882

Insurance – 0.2%
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	3,700,000
Resolution PLC 6.586%, 4/25/16(e)	GBP	50	12,339

			3,712,339

			27,112,415

Total Corporates - Non-Investment Grades (cost $137,734,280)			92,199,809

BANK LOANS – 2.9%
Industrial – 2.5%
Basic – 0.3%
Flakeboard US GP I/Flakeboard America Limited 8.10%, 7/28/12(d)(i)	US$	1,874	1,143,084
Georgia-Pacific Corp. 2.31%-2.65%, 12/20/12(d)		1,322	1,243,729
Hexion Specialty Chemicals, Inc. 2.88%, 5/05/13(d)		26	17,357
3.50%, 5/05/13(d)		119	80,107
Huntsman International LLC 2.06%, 4/21/14(d)		930	836,121
John Maneely Co. 3.57%-4.39%, 12/09/13(d)		800	630,400
Lyondell Chemical Company 3.82%-5.75%, 12/20/13(d)		239	103,659
4.07%-6.0%, 12/22/14(d)		145	62,794
7.00%, 12/22/14(d)		629	272,478
Lyondell Chemical Company (New Money Dip) 1.5%-13.00%, 12/15/09(d)(m)		374	384,908
Lyondell Chemical Company (New Roll-Up Dip) 5.82%-5.94%, 12/15/09(d)		374	310,453
Newpage Corp. 4.06%, 12/22/14(d)		487	419,400
Trinidad USA Partnership LLLP 2.82%, 5/01/11(d)		968	784,350

			6,288,840

Capital Goods – 0.2%
Graham Packaging Company, L.P. 2.56%-2.63%, 10/07/11(d)		88	83,675
6.75%, 4/05/14(d)		884	873,281

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International, Inc. 3.06%-3.96%, 5/16/14(d)	US$	970	$911,075
Manitowoc Co., Inc. 7.50%, 8/25/14(d)		522	472,096
Sequa Corp. 3.57%-4.08%, 12/03/14(d)		397	304,500
TRW Automotive Inc. 2/09/14(n)		627	555,815

			3,200,442

Communications - Media – 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.81%, 7/03/14(d)		728	607,640
Cequel Communications LLC (Cebridge) 4.82%, 5/05/14(d)		1,250	1,059,375
Charter Communications Operating LLC 6.25%, 3/05/14(d)		1,478	1,325,436
CSC Holdings, Inc. (Cablevision) 2.07%, 3/29/13(d)		941	882,602
Idearc, Inc. (Verizon) 6.25%, 11/17/14(d)(g)		366	154,328
Sunshine Acquisition Limited (HIT Entertainment) 3.26%, 3/20/12(d)		732	519,744
Univision Communications, Inc. 2.56%, 9/29/14(d)(n)		2,140	1,597,639
Wide Open West Finance LLC 2.82%-4.75%, 6/30/14(d)		1,496	1,274,311

			7,421,075

Communications - Telecommunications – 0.2%
Level 3 Financing, Inc. 2.57%-3.39%, 3/13/14(d)		1,316	1,088,478
Sorenson Communications, Inc. 2.81%, 8/16/13(d)		1,068	970,417
Telesat Canada 3.31%, 10/31/14(d)		978	908,605

			2,967,500

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 3.32%-4.14%, 12/15/13(d)		471	341,078
Visteon Corp. 4.14%-4.69%, 6/13/13(d)(g)		600	246,000

			587,078

Consumer Cyclical - Entertainment – 0.1%
London Arena and Waterfront Finance, LLC (O2 Arena) 2.82%, 3/08/12(d)		1,355	1,124,931

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Metro-Goldwyn-Mayer Inc. 3.56%, 4/09/12(d)	US$	1,424	$797,379

			1,922,310

Consumer Cyclical - Other – 0.2%
Hanesbrands, Inc. 5.07%-5.84%, 9/05/13(d)		872	865,053
Harrah’s Operating Co., Inc. 3.46%-4.09%, 1/28/15(d)		608	445,503
4.09%, 1/28/15(d)		651	475,564
Las Vegas Sands LLC 5/23/14(n)		363	255,323
5/23/14(n)		73	51,584
Penn National Gaming, Inc. 2.06%-2.72%, 10/03/12(d)		288	274,899
VML US Finance LLC 2.85%, 5/25/12-5/27/13(d)		1,746	1,476,502

			3,844,428

Consumer Cyclical - Retailers – 0.0%
Mattress Holding Corp. 2.56%, 1/18/14(d)		490	213,159
Targus Group International 4.61%-5.75%, 11/22/12(d)		902	442,162

			655,321

Consumer Non-Cyclical – 0.5%
Best Brands Corp. 9.82%, 12/12/12(d)(i)		626	469,662
CHS/Community Health Systems, Inc. 2.56%, 7/25/14(d)		1,170	1,051,648
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 2.81%-2.82%, 7/11/14(d)		897	776,141
HCA, Inc. 2.85%, 11/18/13(d)		1,479	1,334,075
HCR Healthcare, LLC 2.81%, 12/22/14(d)		542	479,981
Health Management Associates, Inc. 2.35%, 2/28/14(d)		944	828,903
Mylan Inc. 3.56%-3.88%, 10/02/14(d)		582	560,571
Onex Carestream Finance LP 5.56%, 10/30/13(d)		1,000	655,630
Talecris Biotherepeutics Holdings Corp. 4.42%, 12/06/13(d)		2,046	1,851,312
7.42%, 12/06/14(d)		900	803,250
Wrigley Jr Company 6.50%, 9/30/14(d)		878	880,606

			9,691,779

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Ashmore Energy International 3.31%, 3/30/12(d)	US$	179	$143,514
3.60%, 3/30/14(d)		758	606,783
Dalbo, Inc. 3.57%, 8/27/12(d)		622	497,407
Infrastrux Group, Inc. 4.56%, 11/03/12(d)(i)		1,677	1,503,975

			2,751,679

Services – 0.1%
Sabre, Inc. 2.57%-3.29%, 9/30/14(d)		972	698,487
Travelport LLC 2.81%-3.10%, 8/23/13(d)		445	344,739
3.10%, 8/23/13(d)		89	69,172
West Corp. 2.68%-2.69%, 10/24/13(d)		978	888,977

			2,001,375

Technology – 0.3%
Dealer Computer Services, Inc. 5.81%, 10/26/13(d)		500	292,500
Dresser, Inc. 3.10%, 5/04/14(d)		949	860,298
First Data Corp. 3.06%-3.07%, 9/24/14(d)		983	734,419
Freescale Semiconductor, Inc. 2.07%, 11/29/13(d)		649	470,175
IPC Systems, Inc. 2.56%-2.85%, 6/02/14(d)		1,853	1,403,858
5.85%, 6/01/15(d)		2,000	720,000
Sungard Data Systems, Inc. 2.07%-2.72%, 2/28/14(d)		34	31,187
3.63%-4.11%, 2/28/16(d)		951	887,923

			5,400,360

Transportation - Airlines – 0.0%
Delta Airlines 4/30/14(n)		630	428,400

			47,160,587

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 3.13%, 11/01/13(d)		959	853,108
5.13%, 5/01/14(d)		1,000	740,000
GBGH, LLC (US Energy) 6/09/14(d)(o)		86	0
4.00%, 6/09/13(d)(i)(o)		286	145,135

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Riverside Energy Center, LLC 5.29%, 6/24/11(d)	US$	1,457	$1,398,295
Rocky Mountain Energy Center, LLC 5.29%, 6/24/11(d)		795	762,801
Texas Competitive Electric Holdings Company LLC 3.81%-3.82%, 10/10/14(d)		2,513	1,792,698

			5,692,037

Financial Institutions – 0.1%
Banking – 0.0%
North Las Vegas 8.11%, 5/09/11(d)(g)(i)(o)		61	20,120
12.36%, 5/09/12(d)(g)(i)(o)		2,119	105,954

			126,074

Finance – 0.1%
Levlad LLC & Arbonne International LLC 7.75%, 3/08/14(d)		913	210,100
LPL Holdings 2.06%-2.35%, 6/28/13(d)		814	734,681

			944,781

Insurance – 0.0%
Asurion Corp. 3.32%-4.02%, 7/03/14(d)		1,000	938,000

Other Finance – 0.0%
Grosvenor Capital Management Holdings, LLLP 2.32%, 12/05/13(d)		922	765,234

REITS – 0.0%
Crescent Resources, LLC 6/10/10(n)		150	150,000
5.04%, 9/07/12(d)(g)		977	156,343

			306,343

			3,080,432

Total Bank Loans (cost $71,142,767)			55,933,056

QUASI-SOVEREIGNS – 2.8%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(f)		6,188	4,764,760

Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(f)		9,625	8,879,063

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 2.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(f)	US$	22,568	$19,408,480
7.125%, 1/14/14(f)		12,351	11,671,695
7.75%, 5/29/18(f)		9,905	8,988,787

			40,068,962

Total Quasi-Sovereigns (cost $48,404,155)			53,712,785

EMERGING MARKETS - TREASURIES – 2.7%
Colombia – 0.9%
Republic of Colombia 9.85%, 6/28/27	COP	4,287,000	2,024,488
12.00%, 10/22/15		29,313,000	15,637,337

			17,661,825

Turkey – 1.8%
Turkey Government Bond 16.00%, 3/07/12	TRY	47,390	33,170,832

Total Emerging Markets - Treasuries (cost $46,112,341)			50,832,657

EMERGING MARKETS - SOVEREIGNS – 2.2%
Argentina – 0.1%
Argentina Bonos 7.00%, 10/03/15	US$	125	58,990
7.82%, 12/31/33	EUR	5,070	2,862,493

			2,921,483

El Salvador – 0.3%
Republic of El Salvador 7.65%, 6/15/35(f)	US$	5,957	5,003,880

Indonesia – 1.5%
Republic of Indonesia 6.625%, 2/17/37(f)		720	594,000
6.75%, 3/10/14(f)		565	565,000
6.875%, 1/17/18(f)		8,285	7,974,312
7.75%, 1/17/38(f)		5,073	4,730,573
8.50%, 10/12/35(f)		801	804,548
11.625%, 3/04/19(f)		4,043	5,154,825
12.90%, 3/15/16(f)	IDR	2,102,200	225,308
14.25%, 6/19/13(f)		80,000,000	8,886,678

			28,935,244

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.3%
Republic of Venezuela 5.75%, 2/26/16(f)	US$	4,034	$2,305,512
8.50%, 10/08/14		3,490	2,486,625
13.625%, 8/15/18		458	398,460

			5,190,597

Total Emerging Markets - Sovereigns (cost $46,335,192)			42,051,204

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 0.8%
Basic – 0.6%
Evraz Group SA 8.875%, 4/24/13(f)		3,697	3,114,722
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(f)		9,646	8,150,870

			11,265,592

Consumer Cyclical - Other – 0.0%
Peermont Global Pty Ltd. 7.75%, 4/30/14(f)	EUR	50	50,503

Consumer Non-Cyclical – 0.0%
Foodcorp Ltd. 8.875%, 6/15/12(f)		194	225,887

Other Industrial – 0.2%
Noble Group Ltd. 8.50%, 5/30/13(f)	US$	3,093	2,938,350

			14,480,332

Financial Institutions – 0.2%
Banking – 0.2%
Alfa Bond Issuance PLC 8.625%, 12/09/15		300	216,165
ATF Bank 9.00%, 5/11/16(f)		5,223	3,656,100
Banco BMG SA 9.15%, 1/15/16(f)		400	380,000

			4,252,265

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(f)		350	248,783

			4,501,048

Total Emerging Markets - Corporate Bonds (cost $23,050,959)			18,981,380

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CMOS – 0.2%
Non-Agency ARMS – 0.2%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.155%, 12/25/35(e)	US$	4,835	$4,101,524

Agency Fixed Rate – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.707%, 11/16/45		5,877	210,881

Total CMOs (cost $4,832,627)			4,312,405

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
Preferred Blocker, Inc. 7.00%(f)		2,680	1,152,568

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	167,935

Total Preferred Stocks (cost $3,669,133)			1,320,503

		Principal Amount (000)
LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(f) (cost $192,199)	COP	438,000	171,643

		Shares
WARRANTS – 0.0%
Republic of Venezuela, expiring 4/15/20(p) (cost $0)		1,785	0

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.8%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(q) (cost $90,879,636)	90,879,636	$90,879,636

Total Investments – 148.3% (cost $2,827,970,542)		2,831,337,647
Other assets less liabilities – (48.3)%		(922,055,311)

Net Assets – 100.0%		$1,909,282,336

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at June 30, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Citibank, N.A.:
Qantas Airways Ltd. 5.125%, 6/20/13, 3/20/16*	(1.75)%	1.911%	$5,000	$43,122	$—	$43,122

Sale Contracts:
Citigroup Global Markets Limited:
Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	1.01	1,910	66,753	—	66,753
Gazprom OAO 5.875-10.50%, 10/21/09-4/28/34, 10/20/10*	1.04	4.515	10,000	(415,300)	—	(415,300)
JPMorgan Chase Bank, N.A.:
Gazprom OAO 5.875-10.50%, 10/21/09-4/28/34, 10/20/10*	1.04	4.515	1,380	(57,311)	—	(57,311)

*	Termination date.

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Treasury Bond 30 yr Futures	2,260	September 2009	$264,926,916	$267,492,188	$(2,565,2.72)
U.S. Treasury Note 10 yr Futures	3,059	September 2009	359,903,525	355,656,547	4,246,978

					$1,681,706

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/10/09	24,045	$19,620,800	$19,320,034	$(300,766)
Australian Dollar settling 8/10/09	11,520	9,012,290	9,256,649	244,359
Australian Dollar settling 8/10/09	12,411	9,838,300	9,972,606	134,306
Australian Dollar settling 8/10/09	10,825	8,526,336	8,697,814	171,478
New Zealand Dollar settling 7/21/09	14,944	9,199,056	9,631,457	432,401
New Zealand Dollar settling 7/21/09	15,195	9,590,553	9,793,484	202,931
Norwegian Krone settling 8/06/09	362,328	58,270,789	56,297,174	(1,973,615)
Russian Ruble settling 7/15/09	277,483	8,904,256	8,873,881	(30,375)
South Korean Won settling 7/10/09	12,356,124	9,865,957	9,703,636	(162,321)

Sale Contracts:
British Pound settling 8/25/09	414	677,217	680,524	(3,307)
Canadian Dollar settling 8/21/09	21,016	18,628,649	18,073,516	555,133
Colombain Peso settling 7/23/09	5,244,408	2,523,376	2,437,729	85,647
Colombain Peso settling 9/23/09	6,312,752	2,983,511	2,906,049	77,462
Euro settling 7/08/09	117	153,972	163,544	(9,572)
Euro settling 7/08/09	531	739,535	744,485	(4,950)
Euro settling 7/08/09	1,080	1,530,769	1,514,646	16,123
Euro settling 7/08/09	699	981,927	981,071	856
Euro settling 7/08/09	8,401	11,224,990	11,785,216	(560,226)
Euro settling 7/08/09	2,894	4,031,136	4,059,951	(28,815)
Japanese Yen settling 7/10/09	967,166	9,865,957	10,040,511	(174,554)
Japanese Yen settling 7/15/09	5,246	54,199	54,469	(270)
Swiss Franc settling 7/27/09	41,925	37,674,311	38,597,564	(923,253)
Swiss Franc settling 7/27/09	19,490	17,832,343	17,943,384	(111,041)

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
Barclays	0.15%	7/01/09	$36,684,640
Barclays	0.23%	7/01/09	30,493,352
Barclays	(1.80)%*	7/01/09	119,994,000
Barclays	0.05%	7/07/09	98,750,137
Barclays	0.10%	7/07/09	26,055,072
Barclays	1.75%	7/07/09	47,750,000
Barclays	1.75%	7/07/09	71,625,000
Barclays	0.18%	7/08/09	67,674,375
Deutsche Bank	0.25%	7/06/09	200,611,215
Deutsche Bank	1.75%	7/06/09	47,687,500
Deutsche Bank	0.05%	7/07/09	97,750,136
ING	0.23%	7/01/09	54,394,865
ING	0.25%	7/01/09	89,105,569
ING	(1.80)%*	7/01/09	48,747,562
ING	0.24%	7/06/09	84,014,560
ING	0.19%	7/15/09	55,063,750
ING	0.20%	7/15/09	89,808,750
JP Morgan Chase	0.10%	7/07/09	19,750,055
JP Morgan Chase	(0.20)%*	8/17/09	48,987,206

			$1,334,947,744

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $956,405,175.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $17,819,221.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2009.

(e)	Variable rate coupon, rate shown as of June 30, 2009.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate market value of these securities amounted to $212,735,897 or 11.1% of net assets.

(g)	Security is in default and is non-income producing.

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	Pay-In-Kind Payments (PIK).

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2009.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of June 30, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/22/2006	$1,049,173	$346,521	0.02%

(l)	Fair valued.

(m)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $128,263 and $3,479, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	Position or a portion of this position represents an unsettled loan purchase. At June 30, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $1,918,921 and $(109,299), respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Illiquid security.

(p)	Non-income producing security.

(q)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

BRL  – Brazilian Real

COP  – Colombian Peso

EUR – Euro Dollar

GBP  – Great British Pound

HUF – Hungarian Forint

IDR  – Indonesian Rupiah

RUB – Russian Rouble

TRY – New Turkish Lira

Glossary:

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FDIC – Federal Deposit Insurance Corporation

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STP – Structured Product

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,737,090,906)	$2,740,458,011
Affiliated issuers (cost $90,879,636)	90,879,636
Cash	155,285
Foreign currencies, at value (cost $2,189,477)	2,226,397
Receivable for investment securities sold	380,797,139
Interest and dividends receivable	34,718,571
Unrealized appreciation of forward currency exchange contracts	1,920,696
Receivable for variation margin on futures contracts	1,032,625
Unrealized appreciation on credit default swap contracts	109,875
Other assets	11,000

Total assets	3,252,309,235

Liabilities
Reverse repurchase agreements	1,334,968,976
Unrealized depreciation of forward currency exchange contracts	4,283,065
Payable for investment securities purchased	2,038,543
Advisory fee payable	1,023,916
Unrealized depreciation on credit default swap contracts	472,611
Administrative fee payable	37,049
Dividends payable	9,514
Accrued expenses and other liabilities	193,225 (a)

Total liabilities	1,343,026,899

Net Assets	$1,909,282,336

Composition of Net Assets
Common stock, at par	$2,427,057
Additional paid-in capital	2,174,109,539
Distributions in excess of net investment income	(8,513,632)
Accumulated net realized loss on investment and foreign currency transactions	(261,610,861)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,870,233

$1,909,282,336

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,705,693 shares outstanding)	$7.87

(a)	Includes an amount of $88,458 owed to Lehman Brothers resulting from the termination of credit default swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2009 (unaudited)

Investment Income
Interest	$74,510,325
Dividends
Affiliated issuers	164,837
Unaffiliated issuers	72,735	$74,747,897

Expenses
Advisory fee (see Note B)	5,796,679
Custodian	153,163
Printing	118,260
Registration fees	106,386
Administrative	64,235
Transfer agency	62,761
Audit	54,731
Directors’ fees	25,433
Legal	12,377
Miscellaneous	23,816

Total expenses before interest expense	6,417,841
Interest expense	2,633,382

Total expenses		9,051,223

Net investment income		65,696,674

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		41,718,771
Futures contracts		4,261,148
Swap contracts		399,134
Foreign currency transactions		(9,990,953)
Net change in unrealized appreciation/depreciation of:
Investments		(4,752,790)
Futures contracts		51,652,587
Swap contracts		1,986,674
Foreign currency denominated assets and liabilities		654,996

Net gain on investment and foreign currency transactions		85,929,567

Net Increase in Net Assets from Operations		$151,626,241

See notes to financial statements.

30	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$65,696,674		$142,591,228
Net realized gain (loss) on investment and foreign currency transactions	36,388,100		(96,359,688)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	49,541,467		(161,775,619)
Contributions from Adviser (see Note B)	– 0	–	1,062

Net increase (decrease) in net assets from operations	151,626,241		(115,543,017)
Dividends to Shareholders from
Net investment income	(60,676,423)		(151,597,871)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	1,101,292		– 0	–

Total increase (decrease)	92,051,110		(267,140,888)
Net Assets
Beginning of period	1,817,231,226		2,084,372,114

End of period (including distributions in excess of net investment income of ($8,513,632) and ($13,533,883), respectively)	$1,909,282,336		$1,817,231,226

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	31

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2009 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$64,016,446
Interest expense paid	(3,327,225)
Operating expenses paid	(6,800,247)

Net increase in cash from operating activities		$53,888,974
Investing Activities:
Purchases of long-term investments	(1,470,580,823)
Proceeds from disposition of long-term investments	1,131,560,637
Purchase of short-term investments, net	(61,647,486)
Proceeds from swap contracts	399,134
Variation margin paid on futures contracts	43,731,579
Realized currency gains on foreign forward currency contracts closed	5,893,042

Net decrease in cash from investing activities		(350,643,917)
Financing Activities:
Cash dividends paid	(77,763,389)
Effect of exchange rate on cash	(829,766)
Decrease in loan payable	(400,000,000)
Increase in reverse repurchase agreements	773,781,378

Net increase in cash from financing activities		295,188,223

Net decrease in cash		(1,566,720)
Cash at beginning of period		3,948,402

Cash at end of period		$2,381,682

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$151,626,241
Adjustments:
Decrease in interest and dividends receivable	$(3,618,424)
Accretion of bond discount and amortization of bond premium	(7,113,027)
Decrease in interest payable	(693,843)
Decrease in accrued expenses	(382,406)
Net realized loss on investment and foreign currency transactions	(36,388,100)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(49,541,467)

Total adjustments		(97,737,267)

Net increase in cash from operating activities		$53,888,974

See notes to financial statements

32	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other

ALLIANCEBERNSTEIN INCOME FUND •	33

Notes to Financial Statements

derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Governments - Treasuries	$—	$1,470,596,624	$53,524,608	$1,524,121,232
Mortgage Pass-Thru’s	—	356,433,811	—	356,433,811
Corporates - Investment Grades	—	171,361,695	48,289,743	219,651,438
Inflation Linked Securities	—	112,385,977	2,561,991	114,947,968
Commercial Mortgage Backed Securities	—	112,957,860	38,176	112,996,036
Agencies	—	92,792,084	—	92,792,084
Corporates - Non Investment Grades	—	78,475,977	13,723,832	92,199,809
Bank Loans	—	—	55,933,056	55,933,056
Quasi-Sovereigns	—	—	53,712,785	53,712,785
Emerging Markets - Treasuries	—	—	50,832,657	50,832,657
Emerging Markets - Sovereigns	—	3,260,954	38,790,250	42,051,204
Emerging Markets - Corporate Bonds	—	3,453,800	15,527,580	18,981,380
CMOS	—	210,881	4,101,524	4,312,405
Preferred Stocks	—	1,320,503	—	1,320,503
Local Governments - Regional Bonds	—	—	171,643	171,643
Short Term Investments	90,879,636	—	—	90,879,636

Total Investments in Securities	90,879,636	2,403,250,166	337,207,845	2,831,337,647
Other Financial Instruments*	1,681,706	(2,725,105)	—	(1,043,399)

	$92,561,342	$2,400,525,061	$337,207,845	$2,830,294,248

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INCOME FUND •	35

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Governments - Treasuries	Corporates - Investment Grades	Inflation Linked Securities	Commercial Mortgage Backed Securities
Balance as of 12/31/08	$52,399,223	$8,477,461	$2,107,845	$53,633
Accrued discounts/premiums	(80,663)	310,793	2,684	504
Realized gain (loss)	923,824	(9,122)	(2,236)	—
Change in unrealized appreciation/depreciation	11,736,416	12,300,658	481,178	(15,961)
Net purchases (sales)	(11,454,192)	7,563,178	(27,480)	—
Net transfers in and/or out of Level 3	—	19,646,775	—	—

Balance as of 6/30/09	$53,524,608	$48,289,743	$2,561,991	$38,176

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/09*	$10,850,565	$12,300,658	$481,178	$(15,961)

	Corporates - Non Investment Grades	Bank Loans	Quasi- Sovereigns	Emerging Markets - Treasuries
Balance as of 12/31/08	$4,356,119	$59,085,587	$15,178,100	$27,032,574
Accrued discounts/premiums	(10,302)	245,106	357,566	2,331
Realized gain (loss)	—	(11,787,251)	—	(2,228,142)
Change in unrealized appreciation/depreciation	2,554,523	25,328,247	15,668,254	8,647,273
Net purchases (sales)	2,299,392	(16,938,633)	—	17,378,621
Net transfers in and/or out of Level 3	4,524,100	—	22,508,865	—

Balance as of 6/30/09	$13,723,832	$55,933,056	$53,712,785	$50,832,657

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/09*	$2,554,523	$17,677,473	$14,227,584	$8,647,273

36	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Emerging Markets - Sovereigns	Emerging Markets - Corporate Bonds	CMOS	Local Governments - Regional Bonds
Balance as of 12/31/08	$54,466,966	$2,310,668	$4,513,739	$158,313
Accrued discounts/premiums	300,672	(2,787)	6,837	123
Realized gain (loss)	(7,250,977)	—	66,377	—
Change in unrealized appreciation/depreciation	13,337,541	5,077,979	481,452	13,207
Net purchases (sales)	(22,589,552)	—	(966,881)	—
Net transfers in and/or out of Level 3	525,600	8,141,720	—	—

Balance as of 6/30/09	$38,790,250	$15,527,580	$4,101,524	$171,643

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/09*	$6,382,820	$5,077,979	$481,451	$13,207

	Governments - Sovereign Bonds	Total
Balance as of 12/31/08	$5,294,648	$235,434,876
Accrued discounts/premiums	(1,027)	1,131,837
Realized gain (loss)	533,222	(19,754,305)
Change in unrealized appreciation/depreciation	(769,101)	94,841,666
Net purchases (sales)	(5,057,742)	(29,793,289)
Net transfers in and/or out of Level 3	—	55,347,060

Balance as of 6/30/09	$—	$337,207,845

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/09*	$—	$78,678,750

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note C.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund financial statements issued on August 26, 2009. Management has determined that there are no material events that would require disclosure in the Fund financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

.80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis).

During the year ended December 31, 2008, the Adviser reimbursed the Fund $1,062 for trading losses incurred due to a trade entry error.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2009, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund paid $64,235 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$29,232	$683,933	$622,285	$165	$90,880

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$169,224,884	$275,785,082
U.S. government securities	1,301,813,610	1,151,775,388

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$135,540,086
Gross unrealized depreciation	(132,172,981)

Net unrealized appreciation	$3,367,105

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $13,290,000, with net unrealized depreciation of $405,858, and terms ranging from 1 year 2 months to 1 year 4 months, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2009, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

At June 30, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,920,696		Unrealized depreciation of forward currency exchange contracts	$4,283,065

Credit contracts	Unrealized appreciation of credit default swap contracts	109,875		Unrealized depreciation of credit default swap contracts	472,611

Interest rate contracts	Receivable for variation margin on futures contracts	4,246,978	*	Payable for variation margin on futures contracts	2,565,272	*

Total		$6,277,549			$7,320,948

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$4,964,533	$(438,507)

Credit contracts	Net realized gain (loss) on swap contracts; change in unrealized appreciation/(depreciation) of swap contracts	399,134	1,986,674

Interest rate contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation (depreciation) of futures contracts	4,261,148	51,652,587

Total		$9,624,815	$53,200,754

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2009, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2009, the average amount of reverse repurchase agreements outstanding was $646,596,589 and the daily weighted average interest rate was 0.16%.

NOTE D

Common Stock

During the six months ended June 30, 2009, the Fund issued 149,099 shares in connection with the Fund’s dividend reinvestment plan. During the year ended December 31, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Bank Borrowing

During the reporting period, the Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The Fund terminated the credit facility, which had a maximum limit of $400 million, on May 22, 2009. Under the SG Program, Barton funded advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value must have been at least 171% of outstanding borrowings. The borrowings under the SG program were secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings was based on the interest rate carried by the commercial paper. For the period beginning January 1, 2009 through May 22, 2009, the weighted average annual interest rate was 0.01% and average borrowing was $341,615,395.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund may continue to utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 200% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$151,597,871	$176,652,954

Total taxable distributions	151,597,871	176,652,954

Total distributions paid	$151,597,871	$176,652,954

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,160,665
Accumulated capital and other losses	(344,307,820	)(a)
Unrealized appreciation/(depreciation)	(16,056,923	)(b)

Total accumulated earnings/(deficit)	$(358,204,078)

(a)

On December 31, 2008, the Fund had a net capital loss carryforward of $198,560,038 of which $48,113,872 expires in the year 2009, $137,668,099 expires in the year 2010, $3,846,510 expires in the year 2014 and $8,931,557 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. In addition the Fund had $8,878,672 of capital loss carryforward which expired in the fiscal year ended December 31, 2008. For the year ended December 31, 2008, the Fund deferred losses on straddles of $14,684,022. Net capital losses and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund deferred to January 1, 2009, post October capital loss of $126,010,904 and post October currency loss of 5,052,855.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 7.49	$ 8.59	$ 8.31	$ 8.25	$ 8.27	$ 8.39

Income From Investment Operations
Net investment income(b)	.27	.59	.57	.60	.66	.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(1.06)	.44	.08	– 0	–	(.01)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.63	(.47)	1.01	.68	.66	.66

Less: Dividends
Dividends from net investment income	(.25)	(.63)	(.73)	(.62)	(.68)	(.78)

Net asset value, end of period	$ 7.87	$ 7.49	$ 8.59	$ 8.31	$ 8.25	$ 8.27

Market value, end of period	$ 7.71	$ 7.08	$ 8.05	$ 8.14	$ 8.28	$ 8.16

Premium/(Discount), end of period	(2.03)%	(5.47)%	(6.29)%	(2.05)%	.36%	(1.33)%
Total Return
Total investment return based on:(d)
Market value	12.71%	(4.64)%	8.01%	6.10%	10.18%	4.63%
Net asset value	8.75%	(5.46	)%*	12.89	%*	8.71%	8.32%	8.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,909,282	$1,817,231	$2,084,372	$1,907,332	$1,889,926	$1,888,272
Ratio to average net assets of:
Expenses	1.00	%(e)	2.02%	3.35%	3.47%	2.46%	1.66%
Expenses, excluding interest expense(f)	.71	%(e)	.72%	.71%	.74%	.79%	.98%
Net investment income	7.25	%(e)	7.15%	6.74%	7.35%	7.99%	8.27%
Portfolio turnover rate	53%	51%	90%	177%	160%	139%
Asset coverage ratio	– 0	– %(g)	530%	589%	529%	443%	492%
Bank borrowing outstanding (in millions)	$– 0	– (g)	$400	$400	$400	$400	$400

See footnote summary on page 54.

ALLIANCEBERNSTEIN INCOME FUND •	53

Financial Highlights

(a)	As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Excludes net interest expense of .29%, 1.30%, 2.64%, 2.73%, 1.67% and .68%, respectively, on borrowings (see Notes C and F).

(g)	The credit facility was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2008 and December 31, 2007 by 0.33% and 1.69%, respectively.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	55

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

56	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Stockholders of the AllianceBernstein Income Fund, Inc. was held on March 31, 2009 and each proposal was approved by stockholders.

A description of each proposal and number of shares voted at the meeting are as follows:

		Voted For	Abstain/ Authority Withheld
1. To Elect Class Two Director:
(term expires in 2011)	Robert M. Keith	205,407,744	10,261,519

2. To Elect Class Three Directors:
(term expires in 2012)	Garry L. Moody	203,996,440	11,672,823
	Marshall C. Turner	203,749,244	11,920,019
	Earl D. Weiner	203,651,076	12,018,187

ALLIANCEBERNSTEIN INCOME FUND •	57

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Robert M. Keith
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 29, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

58	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	59

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	61

NOTES

62	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	67

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0609

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 25, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 25, 2009